Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Information

First Quarter 2023

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	(312) 646-2801
Suite 2100	ir@eqcre.com
Chicago, IL 60606	www.eqcre.com
(312) 646-2800

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	10
Calculation of Funds from Operations (FFO) and Normalized FFO	11

Portfolio Information
Property Detail	12
Leasing Summary	13
Capital Summary - Expenditures & Same Property Leasing Commitments	14
Tenants Representing 2.5% or More of Annualized Rental Revenue	15
Same Property Lease Expiration Schedule	16

Additional Support
Common & Potential Common Shares	17
Definitions	18

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, lease expirations schedules, results of operations or anticipated market conditions, including statements regarding the overall impact of COVID-19 and other external factors on the foregoing. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify forward-looking statements by the use of forward-looking terminology, including but not limited to, “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Any forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	81.6%	77.0%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Gerald A. Spector
Ellen-Blair Chube	Peter Linneman (Lead Independent Trustee)	James A. Star
Martin L. Edelman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

William H. Griffiths	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	Camille Bonnel	(646) 855-5042	camille.bonnel@bofa.com
Citigroup	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
OPERATING INFORMATION
Ending property count	4	4	4	4	4
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	81.6%	82.8%	83.4%	84.8%	83.3%
Percent commenced	77.0%	78.7%	80.8%	82.9%	79.5%
Net income (loss) attributable to EQC common shareholders	$20,688	$18,878	$10,193	$899	$(695)
Adjusted EBITDAre (1)	28,141	25,927	16,605	7,266	5,725
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	81.6%	82.8%	83.4%	84.8%	83.3%
Percent commenced	77.0%	78.7%	80.8%	82.9%	79.5%
Same Property NOI (1)	$8,316	$8,815	$9,101	$8,976	$10,454
Same Property Cash Basis NOI (1)	8,418	8,461	8,781	8,699	10,139
Same Property NOI margin	53.4%	55.8%	60.2%	57.8%	62.1%
Same Property Cash Basis NOI margin	53.7%	54.8%	59.3%	57.0%	61.4%
SHARES OUTSTANDING AND PER SHARE DATA(2)
Shares Outstanding at End of Period
Common shares outstanding	109,702	109,428	110,652	111,242	112,670
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (2)	2,068	1,842	1,657	1,741	822
Preferred shares outstanding (3)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (4)	109,720	109,695	111,305	112,005	113,740
Diluted (4)	111,300	111,171	112,596	113,380	113,740
Distributions Declared Per Common Share	$4.25	$—	$1.00	$—	$—
BALANCE SHEET
Total assets	$2,399,324	$2,854,885	$2,968,520	$2,968,480	$3,000,018
Total liabilities	30,252	31,153	137,925	22,658	19,751
MARKET CAPITALIZATION
Market value of preferred shares	$122,831	$123,126	$128,631	$128,090	$135,414
Market value of diluted common shares	2,314,757	2,778,412	2,735,847	3,110,422	3,201,609
Total market capitalization	$2,437,588	$2,901,538	$2,864,478	$3,238,512	$3,337,023

(1)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(2)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(3)
As of March 31, 2023, we had 4,915 series D preferred shares outstanding that were convertible into 4,032 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	March 31, 2023	December 31, 2022
ASSETS
Real estate properties:
Land	$44,060	$44,060
Buildings and improvements	364,155	364,063
	408,215	408,123
Accumulated depreciation	(171,379)	(169,530)
	236,836	238,593
Cash and cash equivalents	2,128,688	2,582,222
Rents receivable	15,606	16,009
Other assets, net	18,194	18,061
Total assets	$2,399,324	$2,854,885

LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other	$19,642	$25,935
Rent collected in advance	2,815	2,355
Distributions payable	7,795	2,863
Total liabilities	$30,252	$31,153

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 109,701,592 and 109,428,252 shares issued and outstanding, respectively	1,097	1,094
Additional paid in capital	3,976,643	3,979,566
Cumulative net income	3,858,500	3,835,815
Cumulative common distributions	(4,866,401)	(4,393,522)
Cumulative preferred distributions	(727,685)	(725,688)
Total shareholders’ equity	2,361,417	2,816,528
Noncontrolling interest	7,655	7,204
Total equity	$2,369,072	$2,823,732
Total liabilities and equity	$2,399,324	$2,854,885

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	March 31, 2023	December 31, 2022
Additional Balance Sheet Information

Straight-line rents receivable	$14,622	$14,901
Accounts receivable	984	1,108
Rents receivable	$15,606	$16,009

Capitalized lease incentives, net	$1,383	$1,479
Deferred leasing costs, net	11,285	10,714
Other	5,526	5,868
Other assets, net	$18,194	$18,061

Accounts payable	$3,384	$2,884
Accrued taxes	7,148	10,948
Accrued capital expenditures	1,710	934
Accrued leasing costs	339	389
Security deposits	2,552	2,652
Other accrued liabilities	4,509	8,128
Accounts payable, accrued expenses and other	$19,642	$25,935

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2023	2022
Revenues:
Rental revenue	$14,226	$15,840
Other revenue (1)	1,350	846
Total revenues	$15,576	$16,686

Expenses:
Operating expenses	$7,256	$4,533
Depreciation and amortization	4,310	4,412
General and administrative	8,555	8,002
Total expenses	$20,121	$16,947

Interest and other income, net	28,376	1,574
Income before income taxes	23,831	1,313
Income tax expense	(1,080)	(8)
Net income	$22,751	$1,305
Net income attributable to noncontrolling interest	(66)	(3)
Net income attributable to Equity Commonwealth	$22,685	$1,302
Preferred distributions	(1,997)	(1,997)
Net income (loss) attributable to Equity Commonwealth common shareholders	$20,688	$(695)

Weighted average common shares outstanding — basic (2)	109,720	113,740
Weighted average common shares outstanding — diluted (2)	111,300	113,740

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.19	$(0.01)
Diluted	$0.19	$(0.01)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$14,226	$14,628	$13,869	$14,426	$15,840
Other revenue (1)	1,350	1,159	1,257	1,115	846
Operating expenses	(7,256)	(6,986)	(6,073)	(6,592)	(4,533)
NOI	$8,320	$8,801	$9,053	$8,949	$12,153
Straight-line rent adjustments	279	389	(61)	(100)	10
Lease termination fees	(177)	(743)	(259)	(177)	(325)
Cash Basis NOI	$8,422	$8,447	$8,733	$8,672	$11,838
Cash Basis NOI from non-same properties (2)	(4)	14	48	27	(1,699)
Same Property Cash Basis NOI	$8,418	$8,461	$8,781	$8,699	$10,139
Non-cash rental income and lease termination fees from same properties	(102)	354	320	277	315
Same Property NOI	$8,316	$8,815	$9,101	$8,976	$10,454

Reconciliation of Same Property NOI to GAAP Net Income:
Same Property NOI	$8,316	$8,815	$9,101	$8,976	$10,454
Non-cash rental income and lease termination fees from same properties	102	(354)	(320)	(277)	(315)
Same Property Cash Basis NOI	$8,418	$8,461	$8,781	$8,699	$10,139
Cash Basis NOI from non-same properties (2)	4	(14)	(48)	(27)	1,699
Cash Basis NOI	$8,422	$8,447	$8,733	$8,672	$11,838
Straight-line rent adjustments	(279)	(389)	61	100	(10)
Lease termination fees	177	743	259	177	325
NOI	$8,320	$8,801	$9,053	$8,949	$12,153
Depreciation and amortization	(4,310)	(4,634)	(4,451)	(4,313)	(4,412)
General and administrative	(8,555)	(7,137)	(7,593)	(7,646)	(8,002)
Interest and other income, net	28,376	24,263	15,145	5,963	1,574
Gain on sale of properties, net	—	7	90	—	—
Income before income taxes	$23,831	$21,300	$12,244	$2,953	$1,313
Income tax expense	(1,080)	(372)	(23)	(50)	(8)
Net income	$22,751	$20,928	$12,221	$2,903	$1,305

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended March 31,
	2023	2022	% Change
Properties	4	4
Square Feet	1,507	1,507
% Leased	81.6%	83.3%	(1.7)%
% Commenced	77.0%	79.5%	(2.5)%

Rental revenue	$14,328	$15,674	(8.6)%
Other revenue (1)	1,343	836	60.6%
Straight-line rent adjustment	(279)	(10)
Lease termination fees	177	325
Total revenue	15,569	16,825	(7.5)%
Operating expenses	(7,253)	(6,371)	13.8%
NOI	$8,316	$10,454	(20.5)%
NOI Margin	53.4%	62.1%

Straight-line rent adjustment	$279	$10
Lease termination fees	(177)	(325)
Cash Basis NOI	$8,418	$10,139	(17.0)%
Cash Basis NOI Margin	53.7%	61.4%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended
	March 31,
	2023	2022
Net income	$22,751	$1,305
Income tax expense	1,080	8
Depreciation and amortization	4,310	4,412
EBITDA, EBITDAre and Adjusted EBITDAre	$28,141	$5,725

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2023	2022
Calculation of FFO
Net income	$22,751	$1,305
Real estate depreciation and amortization	4,299	4,373
FFO attributable to Equity Commonwealth	27,050	5,678
Preferred distributions	(1,997)	(1,997)
FFO attributable to EQC common shareholders and unitholders	$25,053	$3,681

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$25,053	$3,681
Straight-line rent adjustments	279	10
Normalized FFO attributable to EQC common shareholders and unitholders	$25,332	$3,691

Weighted average common shares and units outstanding -- basic (1)	110,044	114,008
Weighted average common shares and units outstanding -- diluted (1)	111,624	114,468
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.23	$0.03
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.22	$0.03
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.23	$0.03
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.23	$0.03

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended March 31, 2023 and 2022 include 324 and 268 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

PROPERTY DETAIL
As of March 31, 2023
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	93.5%	88.8%	$28,928	$175,607	$114,687	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	72.0%	66.3%	12,116	104,674	46,788	1997
3	1250 H Street, NW	Washington, D.C.	Office	1	196,490	65.1%	65.1%	7,765	75,415	35,561	1998
4	206 East 9th Street	Austin, TX	Office	1	175,510	77.0%	70.6%	7,633	52,519	39,800	2012
	(Capitol Tower)
	Total Same Properties			8	1,507,379	81.6%	77.0%	$56,442	$408,215	$236,836

(1)	Refer to the definitions section of this document for a description of our same property portfolio.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	81.6%	82.8%	83.4%	84.8%	83.3%
Percentage commenced	77.0%	78.7%	80.8%	82.9%	79.5%

Total Leases
Square feet	60	76	55	34	40
Lease term (years)	5.8	6.1	4.4	6.0	5.2
Starting cash rent	$61.15	$47.43	$46.88	$42.28	$52.73
Percent change in cash rent (1)	3.6%	0.4%	(3.3)%	4.9%	2.8%
Percent change in GAAP rent (1)	13.8%	3.6%	2.2%	9.6%	5.0%
Total TI & LC per square foot (2)	$64.87	$54.55	$29.49	$66.31	$35.71
Total TI & LC per sq. ft. per year of lease term (2)	$11.22	$8.91	$6.73	$10.98	$6.85

Renewal Leases
Square feet	37	30	30	6	30
Lease term (years)	5.3	3.2	3.5	1.3	4.9
Starting cash rent	$63.26	$45.11	$49.67	$41.14	$56.84
Percent change in cash rent (1)	4.8%	(2.9)%	(3.3)%	4.9%	2.8%
Percent change in GAAP rent (1)	16.8%	(1.6)%	2.2%	9.6%	5.0%
Total TI & LC per square foot (2)	$58.65	$7.56	$18.53	$2.22	$40.05
Total TI & LC per sq. ft. per year of lease term (2)	$11.00	$2.39	$5.34	$1.73	$8.11

New Leases
Square feet	23	46	25	28	10
Lease term (years)	6.5	8.1	5.5	7.0	6.0
Starting cash rent (3)	$57.87	$48.96	$43.45	$42.51	$40.84
Percent change in cash rent (1)	1.5%	3.4%	—	—	—
Percent change in GAAP rent (1)	8.9%	8.6%	—	—	—
Total TI & LC per square foot (2)	$74.56	$85.43	$42.92	$79.53	$23.12
Total TI & LC per sq. ft. per year of lease term (2)	$11.50	$10.59	$7.81	$11.33	$3.85

The above leasing summary is based on leases executed during the periods indicated and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale. Our same property leasing activity is identical to the information above for all periods presented. Refer to the definitions section of this document for a description of our same property portfolio.

(1)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. Leasing in suites vacant longer than two years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).
(3)	Starting cash rent for new leases signed during the three months ended September 30, 2022, was $43.45, as reported in this table and in our September 30, 2022 Supplemental Operating and Financial Information. In our December 31, 2022 Supplemental Operating and Financial Information, starting cash rent for new leases signed during the three months ended September 30, 2022, was incorrectly reported as $4.45.

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Tenant improvements	$1,757	$822	$557	$1,447	$579
Leasing costs	1,162	977	501	831	590
Building improvements (1)	195	231	59	42	265
Total capital expenditures	$3,114	$2,030	$1,117	$2,320	$1,434

Average square feet during period	1,507	1,507	1,507	1,507	1,507

Building improvements per average total sq. ft. during period	$0.13	$0.15	$0.04	$0.03	$0.18

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	March 31, 2023
	New Leases	Renewal Leases	Total
Square feet leased during the period	23	37	60
Total TI & LC (2)	$1,715	$2,170	$3,885
Total TI & LC per square foot (2)	$74.56	$58.65	$64.87
Weighted average lease term by square foot (years)	6.5	5.3	5.8
Total TI & LC per square foot per year of lease term (2)	$11.50	$11.00	$11.22

(1)	Tenant-funded capital expenditures are excluded.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of March 31, 2023
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.5%	6.0%	0.8
2	Salesforce.com, Inc.	65	5.3%	5.5%	2.7
3	KPMG, LLP	64	5.2%	5.0%	6.2
4	Crowdstrike, Inc.	48	3.9%	3.7%	6.9
5	CBRE, Inc.	40	3.3%	3.7%	5.0
6	RSM US LLP	32	2.6%	3.4%	9.2
7	SonarSource US, Inc.	28	2.3%	3.0%	4.4
8	Alden Torch Financial, LLC	34	2.8%	2.8%	3.9
9	Wunderman Thompson, LLC	24	2.0%	2.5%	4.3
10	Shiseido Americas Corporation	21	1.7%	2.5%	6.6

	Total	436	35.6%	38.1%	4.5

(1)
Square footage as of March 31, 2023 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of March 31, 2023
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2023	12	91	7.4%	7.4%	$4,200	7.4%	7.4%
2024	16	185	15.0%	22.4%	8,205	14.5%	21.9%
2025	12	146	11.9%	34.3%	7,008	12.5%	34.4%
2026	9	72	5.9%	40.2%	3,567	6.3%	40.7%
2027	16	227	18.5%	58.7%	11,012	19.5%	60.2%
2028	11	126	10.2%	68.9%	5,916	10.5%	70.7%
2029	7	137	11.1%	80.0%	6,964	12.3%	83.0%
2030	7	145	11.8%	91.8%	5,325	9.4%	92.4%
2031	2	22	1.8%	93.6%	607	1.1%	93.5%
2032	1	32	2.6%	96.2%	1,908	3.4%	96.9%
Thereafter	4	47	3.8%	100.0%	1,730	3.1%	100.0%
Total	97	1,230	100.0%		$56,442	100.0%
Weighted average remaining
lease term (in years)		4.3			4.2

(1)
Leased square footage as of March 31, 2023 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended
	March 31,
Weighted Average Share Calculation - GAAP EPS	2023	2022

Weighted average common shares outstanding - basic (1)	109,720	113,740
Weighted average dilutive RSUs and maket-based LTIP Units (2)	1,580	—
Weighted average common shares outstanding - diluted (1)	111,300	113,740

	Three Months Ended
	March 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2023	2022
Weighted average EQC common shares outstanding (1)	109,720	113,740
Weighted average Operating Partnership Units outstanding (3)	227	223
Weighted average time-based LTIP Units (2)(3)	97	45
Weighted average common shares and units outstanding - basic (1)	110,044	114,008
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,580	460
Weighted average common shares and units outstanding - diluted (1)	111,624	114,468

Rollforward of Share Count to March 31, 2023	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2022	4,915	109,428
Share-based compensation grants and vesting, net (6)	—	274
Outstanding on March 31, 2023	4,915	109,702
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on March 31, 2023 (2)		2,068
Potential common shares as measured on March 31, 2023 (7)		111,770

(1)	Weighted average common shares outstanding for the three months ended March 31, 2023 and 2022 includes 113 and 162 unvested, earned RSUs, respectively.
(2)
We have granted RSUs and LTIP Units to certain trustees, employees and eligible consultants. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components. Each LTIP Unit will convert automatically into an OP Unit on a one-for-one basis when the LTIP Unit becomes vested and its capital account is equalized with the per-unit capital account of the OP Units.

(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and OP Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of March 31, 2023, we had 4,915 series D preferred shares that were convertible into 4,032 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. The series D preferred shares are anti-dilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax withholding obligations.
(7)
Potential common shares as measured on March 31, 2023 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 4,032 common shares as of March 31, 2023 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of March 31, 2023, plus estimated recurring expense reimbursements; excludes lease value amortization, straight-line rent adjustments, abated (free) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties, if any, is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets. Tenant-funded capital expenditures are excluded.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.

DEFINITIONS
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight-line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2022 through March 31, 2023. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2022 through March 31, 2023. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight-line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2022 through March 31, 2023. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2022 through March 31, 2023. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.

DEFINITIONS
Total Market Capitalization
Total market capitalization is the market value of preferred shares plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.